UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2023

Avient Corporation
(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Avient Center
33587 Walker Road
Avon Lake, Ohio 44012
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (440) 930-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.01 per share	AVNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
    On May 11, 2023, the shareholders of Avient Corporation (the “Company”), upon recommendation of the Company’s Board of Directors (the “Board”), approved the amendment and restatement of the Avient Corporation 2020 Equity and Incentive Compensation Plan (the “2020 Plan”). We refer to the 2020 Plan, as amended and restated, as the “Amended 2020 Plan”).
In general, the Amended 2020 Plan continues to authorize the Compensation Committee of the Board (the “Compensation Committee”) to provide for equity-based or cash-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash incentive awards, dividend equivalents, and certain other awards. The purpose of these awards is to attract and retain non-employee directors of the Company and officers, other employees and consultants of the Company and its subsidiaries, and to provide such persons incentives and rewards for service and/or performance. Subject to adjustment as described in the Amended 2020 Plan and the Amended 2020 Plan’s share counting rules, a total of 5,000,000 common shares, par value $0.01 per share, of the Company (consisting of 2,500,000 new shares approved by the Company’s shareholders in 2023 and 2,500,000 shares approved by the Company’s shareholders in 2020) are available for awards granted under the Amended 2020 Plan (plus shares subject to forfeitures or similar events that occur regarding awards under the Amended 2020 Plan or the 2020 Plan, or certain of the Company’s prior equity plans, as described in the Amended 2020 Plan).
    Company shareholder approval of the Amended 2020 Plan also (1) increased the limit on shares that may be issued or transferred upon the exercise of incentive stock options granted under the Amended 2020 Plan during its duration by 2,500,000 shares, (2) increased the limit on shares that may be made subject to full-value awards granted under the Amended 2020 Plan during its duration by 700,000 shares, (3) revised the clawback provisions from the 2020 Plan to accommodate anticipated final stock exchange clawback listing standards and (4) extended the term of the Amended 2020 Plan until the 10th anniversary of the date of shareholder approval of the Amended 2020 Plan (May 11, 2033). The Amended 2020 Plan administrator generally will be able to amend the Amended 2020 Plan subject to Company shareholder approval and/or awardee consent in certain circumstances, as described in the Amended 2020 Plan.
    This description of the Amended 2020 Plan is qualified in its entirety by reference to the full text of the Amended 2020 Plan, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
    On May 11, 2023, in response to amendments to federal proxy rules adopted by the Securities and Exchange Commission, the Board approved the amendment and restatement of the Avient Corporation Regulations, effective as of such date (the “Amended and Restated Regulations”).
    Among other changes, the Amended and Restated Regulations:
•provide that shareholders must give advance notice to the Company of business or nominations to be brought before an annual meeting of not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of shareholders;
•require any shareholder directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board;
•require a shareholder to appear at the meeting to present its proposal or nomination;
•address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934 (the “Universal Proxy Rule”) including requiring that any shareholder submitting a nomination notice make a representation as to whether such shareholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with the Universal Proxy Rule;
•require a shareholder’s nomination notice to include a completed questionnaire with respect to the identity, background and qualification of the proposed nominee and the background of any other person or entity on whose behalf the nomination is being made; and
•incorporate certain administrative, modernizing, clarifying, and conforming changes to provide clarification and consistency.

This description of the Amended and Restated Regulations is qualified in its entirety by reference to the full text of the Amended and Restated Regulations, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
    The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 11, 2023. The final results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below. The proposals below are described in more detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 29, 2023 (the “Proxy Statement”).
a)     The following individuals were nominated in 2023 to serve as directors until the 2024 Annual Meeting of Shareholders. All nominees were elected. The voting results were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Robert E. Abernathy	79,958,282	1,079,978	2,117,121
Richard H. Fearon	69,912,633	11,125,627	2,117,121
Gregory J. Goff	79,336,094	1,702,166	2,117,121
Neil Green	79,755,947	1,282,313	2,117,121
William R. Jellison	80,322,229	716,031	2,117,121
Sandra Beach Lin	79,532,819	1,505,441	2,117,121
Kim Ann Mink, Ph.D.	80,362,281	675,979	2,117,121
Ernest Nicolas	80,119,518	918,742	2,117,121
Robert M. Patterson	78,356,228	2,682,032	2,117,121
Kerry J. Preete	79,362,553	1,675,707	2,117,121
Patricia Verduin, Ph.D.	79,788,317	1,249,943	2,117,121
William A. Wulfsohn	79,277,912	1,760,348	2,117,121
b)    The shareholders approved, on an advisory basis, the Company’s named executive officer compensation. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
76,401,659	4,392,139	244,462	2,117,121

c)    The shareholders approved, on an advisory basis, a frequency of every year for future advisory votes to approve named executive officer compensation. The voting results were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
78,260,785	67,443	2,454,320	255,712	2,117,121
    Based on the Company’s Board of Directors’ recommendation in the Proxy Statement and the voting results, the Company has determined that future advisory votes to approve named executive officer compensation will be held every year until the next advisory vote on the frequency of such advisory votes.
d)    The shareholders approved the amendment and restatement of the Avient Corporation 2020 Equity and Incentive Compensation Plan. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
76,051,059	4,613,032	374,169	2,117,121
e)     The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

For	Against	Abstentions
81,219,556	1,771,208	164,617

Item 9.01.    Financial Statements and Exhibits.

d) Exhibits

Number	Exhibit
3.1	Avient Corporation Regulations (amended and restated effective May 11, 2023).
10.1
Avient Corporation 2020 Equity and Incentive Compensation Plan (Amended and Restated Effective May 11, 2023) (incorporated herein by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A (Commission File No. 001-16091), filed March 29, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AVIENT CORPORATION
By: /s/ Lisa K. Kunkle
Name: Lisa K. Kunkle
Title:    Senior Vice President, General Counsel and Secretary
Date: May 16, 2023